Exhibit 99.1

Investor Presentation October 25, 2022 © Aeluma, Inc. All Rights Reserved. Sensing Reimagined TM

Forward Looking Statements © Aeluma, Inc. All Rights Reserved. This presentation contains summary information about Aeluma, Inc . (“Aeluma”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of Aeluma . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of Aeluma and the offer and Aeluma recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness . To the maximum extent permitted by law, neither Aeluma nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which Aeluma operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond Aeluma's control . As a result, any or all of the Aeluma’s forward - looking statements in this presentation may turn out to be inaccurate . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason .

At a Glance © Aeluma, Inc. All Rights Reserved. Enabling the future of automation with high performance sensors Overview Aeluma is a leading - edge semiconductor company specializing in scalable, cost - effective sensor technologies for advanced LiDAR solutions. Corporate Headquarters : Goleta, California (Infrared Capital of the World) Founded : 2019 Employees : 12 (including six PhDs with 75+ years of experience) Highlights Broad and defendable intellectual property portfolio World - class technical team Highly experienced advisors and seed investors including Nobel Laureate Shuji Nakamura Went public through Form 10 Reverse Merger in June 2021 with $8M raise; 15c2 - 11 approved; approved for listing on OTCQB (“ALMU”); awaiting DTC eligibility

The Aeluma Approach to Sensor Manufacturing Bringing High - Performance Technology to Low - Cost Silicon Manufacturing © Aeluma, Inc. All Rights Reserved. 4 Leaping from InP to Silicon InGaAs: Indium Gallium Arsenide; InP: Indium Phosphide; LiDAR: Light detection and ranging; FPA: Focal plane array Source of image: https://www.flir.com/support/products/swir - ingaas - fpa/ Typical InP substrate sizes Typical Silicon substrate sizes Representative commercial InGaAs - on - InP sensor for 3D imaging and long - range LiDAR Manufactured on InP substrates 3 inch 4 inch 8 inch 12 inch

Conventional manufacturing of InGaAs photodetector arrays Aeluma high - performance InGaAs photodetector arrays with Silicon manufacturing Non - scalable, manual and low throughput ✔ Highly automated and ability to produce many arrays per wafer ✔ 10X lower manufacturing cost for mass market applications 16X wafer area Note: Outcomes cannot be guaranteed. Moving from 3 - inch to 12 - inch wafers © Aeluma, Inc. All Rights Reserved. Aeluma’s Technology Breakthrough Scalable, Cost Effective Manufacturing Enabled by Cutting - Edge Intellectual Property

© Aeluma, Inc. All Rights Reserved. Aeluma’s Initial Focus on Automotive LiDAR ● LiDAR is essential for Autonomous Driving and Advanced Driver Assistance Systems (ADAS). 1 ● Mid - and long - range LiDAR sensors require InGaAs - based receivers 2 , however, InGaAs manufacturing is expensive and low volume therefore preventing scaling and broad adoption. 3 Note: Outcomes cannot be guaranteed. Range and cost estimates are not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i - microwaves.com 1. https://www.iihs.org/news/detail/pedestrian - crash - avoidance - systems - cut - crashes -- but - not - in - the - dark 2. C . Rablau, “ LIDAR – A new (self - driving) vehicle for introducing optics to...” ETOP 2019, paper 11143_138. 3. https://www.mdpi.com/2076 - 3417/9/19/4093

© Aeluma, Inc. All Rights Reserved. Si: Silicon Note: Outcomes cannot be guaranteed. Range and cost estimates are not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i - microwaves.com Aeluma’s Goal: To Provide Increased Visibility and Longer Range Cost Effectively Manufacturing high - performance InGaAs photodetector arrays at Silicon cost levels Aeluma’s disruptive InGaAs - on - Si is scalable, cost - effective, and doesn’t sacrifice performance.

© Aeluma, Inc. All Rights Reserved. SPAD: Single - photon avalanche diode Note : Outcomes cannot be guaranteed. Metrics values are not based on actual data and are provided for qualitative illustration purposes only. Aeluma Outperforms the Competition Technology Comparison Aeluma’s technology enables high - performance with scalable, cost - effective manufacturing. Incumbent for long - range Incumbent for short - range

© Aeluma, Inc. All Rights Reserved. Aeluma’s technology can support this level of scale. 1. https :// www.bloomberg.com/press - releases/2022 - 05 - 31/lidar - market - size - to - be - worth - 4 - 71 - billion - by - 2030 - grand - view - research - inc; 2. AEye Presentation, LD Micro Invitational 2022; 3. www.idc.com; Note: Outcomes cannot be guaranteed. Initial target markets Future potential markets LiDAR for Automotive and Industrial 2030 TAM: $5B - $42B 1,2 2024 Market Projections 3 113 million automotive vehicles 131 million tablets 1.73 billion mobile phones Aiming to Service a Broad Market High Performance Imaging for a Variety of Markets

Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Israeli lidar startup Innoviz struck a deal reported to be worth $ 4 billion with Volkswagen to supply advanced ADAS (advanced driver - assistance system) features for its next generation of automated vehicles . The deal will run for eight years starting “mid - decade”, when the first Innoviz - equipped Volkswagen group vehicles are expected to ship . Innoviz expects to supply units for between 5 million and 8 million Volkswagen Group vehicles in total . Source: TESLARATI Aug 3, 2022 Source: NoCamels Aug 3, 2022 10

Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. 11 Image Credit: MIRISE (DENSO / Toyota) Toyota’s LS 500h and Mirai models with short and long - range LiDAR Image Credit: Toyota https://www.motor1.com/news/499716/lexus - toyota - advanced - drive - system/

Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Nissan Motor Corporation : “Nissan aims to expand ProPILOT technology to over 2 . 5 million Nissan and INFINITI vehicles by fiscal year 2026 . The company will also further develop its autonomous vehicle technologies, aiming to incorporate next generation LIDAR systems on virtually every new model by fiscal year 2030 . ” https://usa.nissannews.com/en - US/releases/nissan - unveils - ambition - 2030 - vision - to - empower - mobility - and - beyond

© Aeluma, Inc. All Rights Reserved. 13 Market: Automotive OEM LiDAR Demand is Increasing Volvo Will Install Lidar on All New Vehicles Recently it was announced that Volvo will install LiDAR systems onto all new vehicles to help identify potential dangers at extreme distances. Source and Image: LiDAR News, October 12, 2022 https://blog.lidarnews.com/volvo - will - install - lidar - on - all - new - vehicles/

Large - Diameter Silicon Manufacturing Large - Scale and Cost - Effective Manufacturing Economies of Scale Number of chips Wafers for 5,000,000 per wafer LiDAR FPA sensors InP substrate o 3 - inch : 47 chip per wafer 106 , 383 wafers o 4 - inch : 94 chips per wafer 53 , 192 wafers Si substrate o 8 - inch : 467 chips per wafer 10 , 706 wafers o 12 - inch : 1 , 130 chips per wafer 4 , 425 wafers Silicon manufacturing also enables wafer - scale integration © Aeluma, Inc. All Rights Reserved. 14 Note : Outcomes cannot be guaranteed. Values are provided for qualitative illustration purposes only.

Wafer - Scale Integration Silicon Manufacturing Environment Enables Advanced Integration and Packaging © Aeluma, Inc. All Rights Reserved. 15 Sources of images: A . Rogalski , Optical Engineering, 42(12), 2003; https ://www.allaboutcircuits.com/news/moores - law - xperi - new - die - to - wafer - bonding - technology - ic - package /; E. Charbon , et al., ICECS, 2018; CMOS: complementary metal - oxide semiconductor Conventional chip - to - chip hybridization Wafer - to - wafer 3D Integration • Expensive packaging with low throughput • Limited performance indium bumps • Pixel sizes limited to ~5  m (>10  m typical) x Low cost and high throughput x Higher performance with low capacitance copper interconnect x Small pixels (<1  m possible) x 3D stacking of multiple CMOS layers

● Located in Goleta, California High - Tech Corridor ● In the heart of the Infrared Capital of the World ● 9,000 sq. ft. space with cleanroom facility ● Close to University of California Santa Barbara © Aeluma, Inc. All Rights Reserved. Aeluma’s Headquarters Facility with manufacturing cleanroom in ideal location for development

© Aeluma, Inc. All Rights Reserved. Aeluma’s Cost - Effective Scalable Manufacturing Unique 12 - inch Wafer Capability and Strong Intellectual Property ● Commercial 12 - inch state - of - the - art deposition tool ● Set up for cassette loading production ● One of only a few such tools worldwide ● Extensive patent protection and trade secrets

© Aeluma, Inc. All Rights Reserved. World’s First Direct Growth InGaAs - on - Si Detector Array Prototype Reference to university research: B. Song, et al., CLEO 2021 (UCSB ). Internal testing, no third party verification. Past results are not a guarantee of future results. Top - Illuminated Mesa Device Pixel Imaging Detector Array Prototype Silicon substrate InGaAs Sensor Captured and Processed Image Summary of Performance Data • World’s first InGaAs imaging detector array realized directly on Silicon • Performance on Silicon similar to that on conventional InP Demonstration performed with small Silicon wafer and is transferable to large Silicon wafers for cost - effective manufacturing

© Aeluma, Inc. All Rights Reserved. Aeluma’s Go - to - Market Strategy: Partner with strategic system integrators, Tier 1 automotive suppliers, and semiconductor foundries to implement Aeluma’s technology in LiDAR sensor products Note: Outcomes cannot be guaranteed. Milestone Achievements and Traction 1. Prepare facility 2. Install and qualify equipment 3. First 12 - inch wafer 4. Prototype fabrication Concept and early - stage demonstration APO 2019 2020 Q2 - 2021 Q3 - 2021 Q4 - 2021 Q1 - 2022 Q3 - 2022 Seed Funding 5. Deliver engineering samples to customer (Tier 1 automotive supplier)

Our Team Visionary Leadership and Seasoned Entrepreneurs Jonathan Klamkin, PhD Co - Founder & CEO Thomas Laux VP of Business Development Lee McCarthy, PhD Co - Founder & COO Steven DenBaars, PhD Advisor & Seed Investor Shuji Nakamura, PhD Seed Investor Jeffrey Shealy, PhD, MBA Advisor & Seed Investor Richard Ogawa, JD Advisor & Seed Investor © Aeluma, Inc. All Rights Reserved.

Our Board of Directors Highly Experienced Strategists and Finance Experts Steven DenBaars, PhD Advisor & Seed Investor / Director Palvi Mehta Director Jonathan Klamkin, PhD Co - Founder & CEO / Director John Paglia, PhD Director © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Sensing Reimagined TM Summary: Shares outstanding: 10,650,002 Post - Money Valuation at time of APO (June 22, 2021): ~$21.3M Company Contact: Jonathan Klamkin, CEO Aeluma, Inc. 805 - 351 - 2707 jonathan.klamkin@aeluma.com Investor Contact: Robert Prag, President The Del Mar Consulting Group, Inc. 858 - 794 - 9500 bprag@delmarconsulting.com